UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2024

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

447 Sutter St., Suite 405 #542
San Francisco,	California		94108
(Address of principal executive offices)			(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each 20 warrants exercisable for one share of Common Stock at an exercise price of $230.00 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Limited Waiver and Consent Agreement to Certificate of Designation of Powers, Preferences and Rights of Series A Convertible Preferred Stock

On or about October 24, 2024, the Company entered into a Limited Waiver and Consent Agreements (the “COD Waiver”), by and among the Company and each of the holders party thereto (the “Preferred Stockholders”) of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), to the Certificate of Designation of Powers, Preferences and Rights of the Series A Convertible Preferred Stock of the Company, dated as of August 13, 2024 (the “Certificate of Designation”). Among other things, the COD Waiver provides for (a) the consent by the Preferred Stockholders, which constitute in the aggregate the Requisite Holders (as defined in the Certificate of Designation) as required by the Certificate of Designation, to increase the Company’s authorized shares of Common Stock pursuant to the Share Increase Proposal and (b) the waiver by the Preferred Stockholders, which constitute in the aggregate at least a majority of the outstanding shares of Preferred Stock as required by the Certificate of Designation, of the anti-dilution provisions described in the Certificate of Designation in connection with the issuance of warrants pursuant to the NPA Waiver.

The foregoing description of the COD Waiver does not purport to be complete and is qualified in its entirety by reference to the COD Waiver, a form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Limited Waiver and Consent Agreement to Note and Warrant Purchase Agreement

On October 28, 2024, Sonder Holdings Inc., a Delaware corporation (the “Company”), entered into a limited waiver and consent agreement (the “NPA Waiver”), by and among the Company, the subsidiary note obligors party thereto (together with the Company, the “Note Obligors”), the subsidiary guarantors party thereto (the “Guarantors”), the investors party thereto (the “Investors”) and Alter Domus (US) LLC, as collateral agent (“Agent”), to the Note and Warrant Purchase Agreement, dated as of December 10, 2021, as amended by the Omnibus Amendment, dated as of December 21, 2022, as further amended by the Second Omnibus Amendment, dated as of November 6, 2023 and the Waiver, Forbearance and Third Amendment, dated as of June 10, 2024 (the “Note Purchase Agreement”), by and among the Note Obligors, the Guarantors, the Investors and Agent, and certain documents related thereto. Among other things, the NPA Waiver provides for (a) a permanent waiver of any non-compliance resulting from the NPA Waived Matters (as defined in the NPA Waiver) and (b) the Company’s commitment to, on the date that the Company files its Current Report on Form 8-K disclosing the voting results of the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), (1) if the Share Increase Proposal (as defined in the NPA Waiver) is approved at the 2024 Annual Meeting, issue warrants to the Investors to purchase an aggregate of (A) 500,000 shares of the Company’s common stock, if the Company elects to issue warrants with an exercise price of $0.01 or (B) 625,000 shares of the Company’s common stock, if the Company elects to issue warrants with an exercise price of $1.00, or (2) if the Share Increase Proposal is not approved at the 2024 Annual Meeting, make a payment to the Investors in the aggregate amount of $3,000,000.

The foregoing description of the NPA Waiver does not purport to be complete and is qualified in its entirety by reference to the NPA Waiver, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Waiver to Loan and Security Agreement

On October 28, 2024, the Company entered into a waiver agreement (the “SVB Waiver”), by and among the Company, certain of its domestic subsidiaries party thereto, as co-borrowers (together with the Company, the “Borrowers”), and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“SVB”), as lender, which waived certain provisions under the Loan and Security Agreement dated as of December 21, 2022, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 28, 2023, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of November 6, 2023, as further amended by that certain Waiver and Third Amendment to Loan and Security Agreement dated as of June 10, 2024, as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of July 12, 2024, as further amended by that certain Fifth Amendment to Loan and Security Agreement dated as of August 13, 2024, and as further affected by that certain Waiver Agreement dated as of September 26, 2024. Among other things, the SVB Waiver provides for a waiver of any non-compliance resulting from the Waived Matters (as defined therein).

SVB and its affiliates have engaged in, and may in the future engage in, banking and other commercial dealings in the ordinary course of business with Borrowers or their affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the SVB Waiver does not purport to be complete and is qualified in its entirety by reference to the SVB Waiver, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 relating to the issuance of warrants to the Investors under the NPA Waiver is hereby incorporated by reference into this Item 3.02. Such warrants were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder as transactions not involving a public offering, in reliance upon the following facts: no general solicitation will be used in the offer or sale of such securities; the recipients of the securities had adequate access to information about the Company; each recipient of such securities represented its acquisition thereof as principal for its own account and its lack of any arrangements or understandings regarding the distribution of such securities; each recipient of such securities represented its capability of evaluating the merits of an investment in the Company’s securities due to its knowledge, sophistication and experience in business and financial matters; and such securities will be issued as restricted securities with restricted legends referring to the Securities Act. No such securities may be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. No statement in this Current Report on Form 8-K nor any exhibit attached hereto is an offer to purchase or sell or a solicitation of an offer to sell or buy the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1*	Form of Limited Waiver and Consent Agreement by and among the Company and the Preferred Stockholders party thereto.
10.2	Limited Waiver and Consent Agreement, dated as of October 28, 2024, by and among the Company, the Note Obligors, the Guarantors, the Investors party hereto and the Agent.
10.3	Waiver Agreement, dated as of October 28, 2024, by and among the Borrowers and SVB.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: October 29, 2024	By:	/s/ Dominique Bourgault
	Name:	Dominique Bourgault
	Title:	Chief Financial Officer